EXHIBIT 99.1

C R E A T I N G A L E A D I N G D I R E C T I O N A L M E D I A C O M P A N Y O C T O B E R 1 2 , 2 0 0 5

Safe Harbor Statement Certain statements contained in this presentation regarding RHD's future operating results or performance or business plans or prospects and any other statements not constituting historical fact are "forward-looking statements" subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. Where possible, the words "believe," "expect," "anticipate," "intend," "should," "will," "planned," "estimated," "potential," "goal," "outlook," and similar expressions, as they relate to RHD or its management, have been used to identify such forward-looking statements. All forward-looking statements reflect only RHD's and Dex's current beliefs and assumptions with respect to future business plans, prospects, decisions and results, and are based on information currently available to RHD and Dex. Accordingly, the statements are subject to significant risks, uncertainties and contingencies which could cause RHD's actual operating results, performance or business plans or prospects to differ materially from those expressed in, or implied by, these statements. Such risks, uncertainties and contingencies include, but are not limited to, statements about the benefits of the merger between RHD and Dex, including future financial and operating results, RHD's plans, objectives, expectations and intentions and other statements that are not historical facts. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (1) the ability to obtain governmental approvals of the merger on the proposed terms and schedule; (2) the failure of RHD and Dex stockholders to approve the merger; (3) the risk that the businesses will not be integrated successfully; (4) the risk that the cost savings and any revenue synergies from the merger may not be fully realized or may take longer to realize than expected; (5) disruption from the merger making it more difficult to maintain relationships with customers, employees or suppliers; and (6) general economic conditions and consumer sentiment in our markets. Additional factors that could cause RHD's and Dex's results to differ materially from those described in the forward-looking statements are described in detail in the Management's Discussion and Analysis of Financial Condition and Results of Operations in RHD's and Dex's Annual Reports on Form 10-K for the year ended December 31, 2004, as well as RHD's and Dex's other periodic filings with the SEC that are available on the SEC's internet site (http://www.sec.gov). Additional Information and Where to Find It Stockholders are urged to read the joint proxy statement/prospectus regarding the proposed transaction when it becomes available, because it will contain important information. Stockholders will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about RHD and Dex, without charge, at the SEC's internet site (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the SEC filings that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to RHD or Dex. Interests of Participants The respective directors and executive officers of RHD and Dex and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding RHD's directors and executive officers is available in its proxy statement filed with the SEC by RHD on March 21, 2005, and information regarding Dex's directors and executive officers is available in its proxy statement filed with the SEC by Dex on April 20, 2005. Copies of these documents can be obtained, without charge, by directing a request to RHD or Dex. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. 1 C R E A T I N G A L E A D I N G D I R E C T I O N A L M E D I A C O M P A N Y

Dave Swanson Chief Executive Officer 2 C R E A T I N G A L E A D I N G D I R E C T I O N A L M E D I A C O M P A N Y

Transaction summary Key transaction terms 3 C R E A T I N G A L E A D I N G D I R E C T I O N A L M E D I A C O M P A N Y

Strategic/Operating Rationale

- Superior scale to drive value creation
  - Scale increasingly important in online local commercial search environment
  - Enhanced partnership capabilities and opportunities
  - Larger base to spread fixed costs associated with new products and platforms
  - Relevant scale and markets for attracting national ad dollars
  - Deep presence in attractive, rapidly growing MSAs
- Complementary operating strengths and markets
  - Dex's product innovation and marketing expertise
  - RHD's sales execution and operating expertise
  - "Best practices" to accelerate operating performance and growth
  - No material market overlaps
  - Common I/T platforms at both companies facilitate integration
- Attractive financial characteristics
  - $50 million in pre-tax cost savings by year 3
  - Significant annual free cash flow available to delever
  - Attractive tax assets with combined value of over $25/share

RHD will be the sole independent, publicly traded U.S. incumbent directories company

CREATING A LEADING DIRECTIONAL MEDIA COMPANY

RHDonnelley DEX

4

Top 10 U.S. directory publishers - 2004 revenue ($ in millions) Creates the 3rd Largest Directory Publisher in the U.S. Column 1 Column 2 Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 SBC 3759 30 Verizon Information Services 3615 40 Combined 2683 50 BellSouth 2019 60 Dex Media 1649 Yellow Book 1298 R.H. Donnelley 1034 Alltel 156 Hearst / White 98 CBD Media 88 1 3 4 Superior scale & depth Enhanced online presence Attractive financial characteristics Notes: Post disposal of SBC Illinois and Indiana directories to R.H. Donnelley Pro forma adjusted revenues, see appendix for GAAP reconciliation Pro forma for the acquisition of TransWestern Alltel directories revenues only 2 2 5 C R E A T I N G A L E A D I N G D I R E C T I O N A L M E D I A C O M P A N Y

Superior scale & depth
Enhanced online presence
Attractive financial characteristics

Enhanced Scale and Reach

Directories	Circulation	Advertisers	Sales Reps
600+	73 million	660,000	1,800+



Seattle
Portland
Minneapolis
Chicago
Salt Lake City
Denver
Las Vegas
Albuquerque
Phoenix
Orlando
Naples/Ft. Myers

Publishing directories in 28 states and 8 of the top 40 MSAs

CREATING A LEADING DIRECTIONAL MEDIA COMPANY
RHDonnelley DEX
6

George Burnett Chairman 7 C R E A T I N G A L E A D I N G D I R E C T I O N A L M E D I A C O M P A N Y

DexOnline Yahoo! Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 4Q03 0.21 0.14 1Q04 0.26 0.22 2Q04 0.28 0.25 3Q04 0.3 0.22 4Q04 0.34 0.18 1Q05 0.34 0.19 2Q05 0.32 0.17 DexOnline usage growth Capitalizing on Dex Media's Leadership Position to Extend Usage and Reach... Leading IYP/Local Search usage for 6 consecutive quarters1 driven by: Leading user experience2 and Proactive user acquisition programs (e.g., SEM, SEO, affiliate programs, contextual marketing) Twice the reach of SuperPages' 13% and 40x YellowBook's 0.8% Greater reach than the leading portals and search engines combined (e.g., Yahoo!, Google, MSN, AOL) Notes: Dex Region IYP market share, ComScore 4Q2003-2Q2005 "IYP in the Era of Local Search: Do Today's Products Measure Up?", The Kelsey Group, October 27, 2004 Superior scale & depth Enhanced online presence Attractive financial characteristics 8 C R E A T I N G A L E A D I N G D I R E C T I O N A L M E D I A C O M P A N Y

Distribution agreements ....with Extensive Distribution Agreements Agreements with Google, Switchboard, and Yahoo! to extend the reach of print ads Aggregate reach greater than 60% of in-region search1 On-going discussions with all major portals and search engines 2002 0.63 2003 0.23 2004 0.13 2005 0.01 Slice 6 Slice 7 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 YellowBook 1% Dex Ad Network 63% SuperPages 13% Other 23% Stack 1 Stack 2 Stack 3 Stack 4 Stack 5 Stack 6 Stack 7 Stack 8 Totals (invisible) Stack 9 Stack 10 Stack 11 Stack 12 Stack 13 Stack 14 Stack 15 Stack 16 2002 32 4 17 10 50 Google 10% Yahoo! 17% Switchboard 4% DexOnline 32% Notes: Dex Region IYP market share, ComScore 4Q2003-2Q2005 Superior scale & depth Enhanced online presence Attractive financial characteristics 9 C R E A T I N G A L E A D I N G D I R E C T I O N A L M E D I A C O M P A N Y

Superior scale & depth
Enhanced online presence
Attractive financial characteristics

Expand Digitally

CREATING A LEADING DIRECTIONAL MEDIA COMPANY


DEX
DEX Plus


DEX

YAHOO!
InfoSpace
Switchboard.com
Google



1-800-CALL-DEX



Core Print Products	DexOnline.com™	Internet Agreements	Dex Web Clicks™	New Opportunities

Bundled Offering[1] (Core Print Products, DexOnline.com™, Internet Agreements)

Increased Distribution → Increased Usage → Increased Revenue

Notes:
1) Excludes Dex Plus

RHDonnelley DEX

10

Superior scale & depth
Enhanced online presence
Attractive financial characteristics

Innovate Print / Challenge Competition

New Features

- Ink Jet Edge
- Front Cover Gate Fold
- Tip-ons
- Small Spine Advertising
- White Pages Color
- White Pages Repeating Corner Ads


Expedia.com



New Products


DEX Plus

Dex Plus



Spanish Yellow Pages


Getaways
DEX

Getaways

Distribution


Dex White and Yellow Pages *
Dex Web Clicks
Dex Community Edition
DEX CONNECTS CUSTOMERS TO YOU IN MORE WAYS
Dex Ad Network *
Dex En Español
DexOnline.com *
Dex Plus
Dex CD-ROM *

* Included in Bundled Offering

CREATING A LEADING DIRECTIONAL MEDIA COMPANY
RHDonnelley DEX
11

Steve Blondy Chief Financial Officer 12 C R E A T I N G A L E A D I N G D I R E C T I O N A L M E D I A C O M P A N Y

Superior scale & depth
Enhanced online presence
Attractive financial characteristics

Transaction Financing Summary

- $12.30 in cash and 0.24154 RHD shares for each Dex share
- Approximately $1.85 billion of total cash consideration and 36.4 million RHD shares issued to existing Dex shareholders
  - RHD to assume Dex options resulting in 1.7 million share dilutive effect
- Full redemption of outstanding Goldman Sachs preferred stock
- Fully committed financing of approximately $10.4 billion
  - New borrowings of $2.3 billion to fund cash portion of transaction and preferred redemption
  - Backstop for existing RHD and Dex facilities and bonds
- Pro forma leverage of 7.0x at close

Implied purchase multiple of 9.7x after synergies

CREATING A LEADING DIRECTIONAL MEDIA COMPANY
RHDonnelley DEX
13

Superior scale & depth
Enhanced online presence
Attractive financial characteristics

Side-by-Side Comparison

Full year 2005 Guidance, all amounts in millions

	R.H. Donnelley	Dex Media
Net Revenue	$1,040 [1,2,4]	$1,658 [2]
Adjusted EBITDA	580 [1,2]	940 [2]
Adjusted Free Cash Flow	340 [1]	521 [2]
Weighted Avg. Adjusted Diluted Shares	38.7	152.5

Notes:
See attached schedules for reconciliation of non-GAAP measures to the most comparable GAAP measures.
All data regarding R.H. Donnelley sourced from R.H. Donnelley. All data from Dex Media sourced from Dex Media. Neither company makes any representations regarding the other company's information.
Using R.H. Donnelley's accounting policies and assumptions, Dex Media's FY2005 adjusted EBITDA would be approximately $925 million.
R.H. Donnelley revenue adjusted to remove the impact of purchase accounting associated with the SBC transaction.

CREATING A LEADING DIRECTIONAL MEDIA COMPANY

14

Superior scale & depth
Enhanced online presence
Attractive financial characteristics

Pro Forma Debt and Leverage

Pro Forma Debt and Leverage at 12/31/05, in millions

	R.H. Donnelley	Dex Media	Adjustments	Combined
Total Debt	$3,065	$5,304	$2,320	$10,689
2005E Adjusted EBITDA	$580	$940		$1,520
2005E Total Debt / 2005E Adjusted EBITDA	5.3x	5.6x		7.0x
Weighted Avg. Adjusted Diluted Shares	38.7	152.5	33.0	71.7

Notes:
See attached schedules for reconciliation of non-GAAP measures to the most comparable GAAP measures.
Weighted average interest cost of transaction related debt assumed to be 7.75%
Total one-time non-recurring costs to achieve synergies of $75 million through 2007, with run-rate cost synergies of $50 million by 2008.
All data regarding R.H. Donnelley sourced from R.H. Donnelley. All data from Dex Media sourced from Dex Media. Neither company makes any representations regarding the other company's information.
Using R.H. Donnelley's accounting policies and assumptions, Dex Media's FY2005 adjusted EBITDA would be approximately $925 million.

CREATING A LEADING DIRECTIONAL MEDIA COMPANY

15

Opportunities to Realize Meaningful Synergies Expected cost savings from: General & administrative Operational overlaps Consolidating I/T platform $50 million of pre-tax cost synergies by year 3 Non-recurring costs to achieve synergies: $75 million through 2007 Superior scale & depth Enhanced online presence Attractive financial characteristics 16 C R E A T I N G A L E A D I N G D I R E C T I O N A L M E D I A C O M P A N Y

Superior scale & depth
Enhanced online presence
Attractive financial characteristics

Exceptional Cash Flow: Undervalued Tax Benefits

CREATING A LEADING DIRECTIONAL MEDIA COMPANY

Cash tax benefits available by year[1] ($ in millions)

	2006E	2017E	2018E	2019E
R.H. Donnelley[2]	$204	$204	$204	$82
Dex Media	442	442	271	0
Total	$646	$646	$475	$82
Cash tax benefit[3]	$252	$252	$185	$32

Net present value of available cash tax benefits ($ in millions)

Discount rate	6.0%	8.0%
Potential NPV	$2,214	$1,978
Potential per share value[4]	$30.88	$27.59

Sprint and SBC acquisitions resulted in approximately $3.0 billion of tax basis "step-ups" and Dex East and Dex West acquisitions resulted in approximately $6.6 billion of tax basis "step-ups"[5]

Notes:
1) Step-ups amortized over 15 years from date of acquisition and is calculated based on the purchase price less the basis in acquired assets
2) 2005 and 2006 amounts include accelerated amortization of certain items not related to the tax basis "step-ups"
3) Based on a 39.0% tax rate
4) Based on 2005 guidance of weighted average diluted shares outstanding of 71.7 million
5) Over $1.8 billion from the Sprint acquisition (January 2003), over $1.1 billion from the SBC acquisition (September 2004), over $2.5 billion from the Dex East acquisition (November 2002), and over $4.0 billion from Dex West acquisition (September 2003)

RHDonnelley DEX

17

Dave Swanson Chief Executive Officer 18 C R E A T I N G A L E A D I N G D I R E C T I O N A L M E D I A C O M P A N Y

Creating Shareholder Value Superior scale and depth to drive value creation Complementary operating strengths and markets Enhanced online presence and capabilities with market leadership positions Attractive financial characteristics RHD will be the sole independent, publicly traded U.S. incumbent directories company 19 C R E A T I N G A L E A D I N G D I R E C T I O N A L M E D I A C O M P A N Y

Appendix 20 C R E A T I N G A L E A D I N G D I R E C T I O N A L M E D I A C O M P A N Y

U.S. directories advertising revenue Strong Yellow Pages Industry and Products: Consistent Growth Column 1 Column 2 Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 1990 8.9 30 1991 9.2 40 1992 9.3 50 1993 9.5 60 1994 9.8 1995 10.2 1996 10.7 1997 11.4 1998 12.1 1999 13 2000 14 2001 14.7 2002 14.9 2003 14.9 2004 15.6 $ in billions CAGR of 4.1% 90+% recurring revenues leads to stable and visible results Source: Veronis Suhler Stevenson Communications Industry Forecast - July 2004 21 C R E A T I N G A L E A D I N G D I R E C T I O N A L M E D I A C O M P A N Y

Reconciliation of Non-GAAP Measures 22 C R E A T I N G A L E A D I N G D I R E C T I O N A L M E D I A C O M P A N Y

Reconciliation of Non-GAAP Measures 23 C R E A T I N G A L E A D I N G D I R E C T I O N A L M E D I A C O M P A N Y

Reconciliation of Non-GAAP Measures, cont'd 24 C R E A T I N G A L E A D I N G D I R E C T I O N A L M E D I A C O M P A N Y

Reconciliation of Non-GAAP Measures, cont'd

Amounts in millions	R.H. Donnelley Full Year 2005 Outlook	Dex Media Full Year 2005 Outlook
Reconciliation of cash flow from operations outlook - GAAP to free cash flow outlook and adjusted free cash flow outlook		
Cash flow from operations outlook - GAAP	$ 375	$ 552
Less: additions to fixed assets and computer software	(35)	(40)
Free cash flow outlook	$ 340	$ 512 (7)
Plus: severance paid related to workforce reduction	-	9 (6)
Adjusted free cash flow outlook	$ 340	$ 521

	R.H. Donnelley Full Year 2005 Outlook	Dex Media Full Year 2005 Outlook
Reconciliation of expected diluted shares outstanding - GAAP to expected adjusted diluted shares outstanding		
Expected diluted shares outstanding - GAAP	33.7	152.5
Additional diluted shares outstanding assuming the preferred stock is converted to common stock at the beginning of the period	5.0	-
Expected adjusted diluted shares outstanding	38.7	152.5

See accompanying Notes to Schedules

CREATING A LEADING DIRECTIONAL MEDIA COMPANY

RHDonnelley DEX

25

Notes to Schedules

CREATING A LEADING DIRECTIONAL MEDIA COMPANY

The accompanying presentation schedules include 2005 full year guidance for both R.H. Donnelley and Dex Media, on a stand-alone basis. These schedules do not include any conforming accounting adjustments between the two companies nor do they reflect any synergies to be realized upon the combination.

1) Publishing revenue is recognized using the deferral and amortization method of accounting. Under this method, when a directory is published, the publication sales value is deferred and amortized into the income statement ratably over the life of the directory, which is typically 12 months.

2) As a result of the SBC transaction and the related financing and associated accounting, 2005 results reported in accordance with GAAP are not comparable, nor do they reflect R.H. Donnelley's underlying operational or financial performance. Accordingly, management is presenting certain non-GAAP financial measures in addition to results reported in accordance with GAAP in order to better communicate underlying operational and financial performance and to facilitate comparison of adjusted 2005 performance. Adjusted results for 2005 exclude the impact of purchase accounting as well as certain other adjustments.

3) The preferred dividend and the loss on repurchase of Preferred Stock is excluded because the adjusted results for the year ended December 31, 2005 assume the Preferred Stock was completely converted to Common Stock at the beginning of the period and therefore no dividends would have been payable and no loss on the repurchase would have been recorded.

4) Adjustments for the year ended December 31, 2005 include revenue and expenses for directories acquired from SBC that published prior to the acquisition that would have been recognized during the period absent purchase accounting adjustments required under GAAP. Additionally, the cost uplift reported under GAAP to eliminate profit on sales contracts completed before the acquisition date for directories not yet published at the acquisition date has also been removed.

5) EBITDA represents earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA represents adjusted earnings before interest, taxes, depreciation and amortization. EBITDA and adjusted EBTIDA are not measurements of operating performance computed in accordance with GAAP and should not be considered as a substitute for operating income or net income prepared in conformity with GAAP. In addition, EBITDA may not be comparable to similarly titled measures of other companies. Adjusted EBITDA outlook does not include costs related to this transaction.

6) Adjusted EBITDA outlook for Dex Media excludes $6 million in severance costs incurred in 2005 related to workforce reduction. Adjusted free cash flow outlook for Dex Media excludes $9 million in severance costs paid in 2005.

7) Free cash flow outlook is not reduced by PIK interest.

8) Revenue includes the impact of increased deferred revenue related to accounting for agreements that involve the delivery of new product offerings in addition to the delivery of existing products. Revenue is also impacted by the timing of Qwest's purchases under the Advertising Commitment Agreement and the discontinuation of certain direct marketing products.

9) This is a non-GAAP measure. R.H. Donnelley revenue adjusted to remove the impact of purchase accounting associated with the SBC transaction.

26

Notes to Schedules, cont'd As a result of the SPA Acquisition and SBC Directory Acquisition and the related financings and associated purchase accounting, 2004 results reported in accordance with GAAP are not comparable, nor do they reflect the Company's underlying operational or financial performance. Additionally, these considerations with respect to the SBC Directory Acquisition will also affect the comparability of our 2004 and 2005 reported GAAP results. Accordingly, management is presenting adjusted pro forma information that, among other things, eliminates the purchase accounting effects of each acquisition and assumes the SBC directory Acquisition and related financing occurred on January 1, 2003. Management believes that the presentation of this adjusted pro forma information will help financial statement users better and more easily compare current period underlying operating results against what the combined company performance would more likely have been in the comparable prior period. While management believes the adjusted pro forma results reasonably represent results as if the businesses had been combined for the full year 2004, because of the differences in the application of accounting policies and practices between the Company and the acquired entities, management does not believe these adjusted pro forma amounts are strictly comparable, nor are they necessarily indicative of results for future periods. The pro forma results assume that the appropriate pro rata portion of the revenues and direct costs of directories acquired in connection with the SPA Acquisition and SBC Directory Acquisition that published prior to the respective acquisition, plus directories that published during the month of each acquisition, were recognized during the period pursuant to the deferral and amortization method. As a result of purchase accounting, these pre-acquisition revenues and expenses are not included in reported GAAP results. For the periods prior to the SBC Directory Acquisition, pro forma interest expense assumes that the transaction occurred at the beginning of the periods presented and is based on the incremental debt actually incurred at the time of the acquisition and the interest rate in effect at the time of the acquisition with no assumption of additional debt repayments. As a result of purchase accounting required by GAAP, we recorded the deferred directory costs related to directories that were scheduled to publish subsequent to each of the SPA Acquisition and SBC Directory Acquisition, at their fair value, determined as (a) the estimated billable value of the published directory less (b) the expected costs to complete the directories, plus (c) a normal profit margin. We refer to this purchase accounting entry as "cost uplift." This "cost uplift" with respect to each transaction has also been removed in the adjusted pro forma results. 27 C R E A T I N G A L E A D I N G D I R E C T I O N A L M E D I A C O M P A N Y